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                    THE OHIO NATIONAL LIFE INSURANCE COMPANY
                        OHIO NATIONAL VARIABLE ACCOUNT A
               "ONCORE PREMIER" FLEXIBLE PREMIUM VARIABLE ANNUITY
        SUPPLEMENT DATED MAY 1, 2004 TO THE PROSPECTUS DATED MAY 1, 2004

The following changes are made to the prospectus dated May 1, 2004:

On page 3, and in other places in the prospectus, the UBS Series Trust Tactical Allocation Portfolio has changed its name to UBS Series Trust U.S. Allocation Portfolio.

On page 4 of the prospectus, the charge for the GMIB Plus rider is shown as 0.35% of the guaranteed income base. The correct charge for the GMIB Plus rider is 0.55% of the guaranteed income base.

The GMIB Plus rider and associated charges are correctly described starting on page 31 of the prospectus.